TRANSAMERICA EXTRA VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated September 18, 2009

to the

Prospectus dated May 1, 2009

The optional Double Enhanced Death Benefit is no longer available for sale as of the close of business September 18, 2009 and, accordingly; any reference thereto is hereby deleted from the prospectus. Refer to the prospectus for more information on the remaining available death benefits.

You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Extra Variable Annuity dated May 1, 2009